UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292
______________________________________________

UBS Investment Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: August 31

Date of reporting period: February 28, 2010

Item 1. Reports to Stockholders.

UBS U.S. Allocation Fund
Semiannual Report
February 28, 2010

UBS U.S. Allocation Fund

April 14, 2010

Dear shareholder,
We present you with the semiannual report for UBS U.S. Allocation Fund (the “Fund”) for the six months ended February 28, 2010.

Performance
Over the six months ended February 28, 2010, the Fund’s Class A shares returned 10.25% before deducting the maximum sales charge; after deducting the maximum sales charge, the Fund’s Class A shares returned 4.17%. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, gained 9.32%. Since the Fund invests in both stocks and bonds, we feel it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the “Index”),* which returned 8.19%. (Returns for all share classes over various time periods and descriptions of the indices are shown in “Performance at a glance” on pages 7 and 8; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)
UBS U.S. Allocation Fund
Investment goal:
Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:
Portfolio Management Team, including Curt Custard, Aaron Balsam and Andreas Koester UBS Global Asset Management (Americas) Inc.

Commencement:
Class A—May 10, 1993 Class B—January 30, 1996 Class C—July 22, 1992 Class Y—May 10, 1993

Dividend payments:
Annually, if any

An interview with Lead Portfolio Manager Curt Custard
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US was still strained when the reporting period began, the recession—considered to be the longest since the

*	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS U.S. Allocation Fund

Great Depression—appears to have ended.* Looking back, gross domestic product (“GDP”) fell at a more modest pace in the second quarter of 2009 than at the beginning of the year, declining 0.7%. The Commerce Department then reported that third quarter 2009 GDP increased 2.2%, and its estimate for fourth quarter GDP was a strong 5.6% expansion. The US economy’s turnaround was due, in part, to the Federal Reserve Board’s (the “Fed’s”) accommodative monetary policy and the federal government’s $787 billion stimulus program.

Q.	How did the Fed react to the challenging economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its March 2010 meeting that it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the stock market perform during the reporting period?
A.	With the worst of the financial crisis and economic downturn likely behind us, we witnessed a rebound in investor appetite, with equities advancing sharply during the period. The S&P 500 Index gained an impressive 9.32%. The market’s continued ascent was the result of improving economic conditions, better-than-expected corporate profits and robust investor risk appetites.

*	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale-retail sales.”

UBS U.S. Allocation Fund

Q.	How did the bond market perform during the reporting period?
A.	The US bond market generated positive results during the reporting period. In sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries, risk aversion continued to abate over the reporting period. Against this backdrop, the US spread sectors generated strong results. (Spread sectors refer to nongovernment fixed income investments with higher yields at greater risk than government investments.) The US bond market, as measured by the Barclays Capital US Aggregate Index,* returned 3.19%.

Q.	How was the Fund allocated during the reporting period?
A.	We maintained an overweight to stocks versus the Index, which helped performance when stocks outperformed bonds this period. Despite the market’s strong performance, we continued to believe that stocks were undervalued at period end.

Alternatively, we held a relative underweight exposure to investment grade US bonds, as we did not find them as attractively valued as stocks and we maintained a neutral weighting in high yield bonds. High yield debt bonds were undervalued by our valuation estimates, yet we believed that the high yield debt spread compression was moving ahead of default rates. However, default rates were still quite elevated versus the high yield debt spread level. Therefore, we positioned the Fund conservatively; neutral, relative to the benchmark.

As the period came to an end, we made several tactical adjustments from an asset allocation perspective based on our relative valuation estimates, in an attempt to reduce the Fund’s overall risk exposure. For example, we slightly reduced the Fund’s overweight to stocks and reduced the Fund’s allocation to cash from approximately 8% to 3%. The proceeds were used to increase the Fund’s allocation to US investment grade bonds.

*	The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered adjustable-rate mortgage securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), and commercial mortgage-backed security sectors. US Agency Hybrid Adjustable-Rate Mortgage (ARM) securities were added to the US Aggregate Index on April 1, 2007.

UBS U.S. Allocation Fund

Q.	Which equity strategies performed well during the reporting period, and which areas produced disappointing results?
A.	Both stock selection and sector positioning contributed to the Fund’s performance. In terms of stock selection, the Fund’s best relative results were in the energy, information technology and health care sectors, but these were partially offset by stock selection in the utilities, consumer discretionary and materials sectors.

Looking at individual stocks, the largest contributors to the Fund’s performance were its allocations to VMware, Inc., Peabody Energy Corp. and Covidien PLC. Software company VMware, Inc. benefited from increased technology spending. Peabody Energy Corp., a large private-sector coal company, saw its shares rise as economic conditions improved. Covidien PLC is a medical instruments company. It performed well as the company reported strong margins during the reporting period. On the downside, the Fund’s allocations to Exelon Corp., First Energy Corp. and Principal Financial Group were a drag on the Fund’s performance.

Exelon Corp. is an electricity generating and distributing company and First Energy Corp. is a diversified energy company. Both companies saw their share prices perform poorly as power prices have remained weak. We are confident that power prices will rise, since we believe that environmental pressures will continue to adversely affect the growth of new power supply sources. Diversified financial services company Principal Financial Group, Inc. detracted from results as it was negatively impacted by concerns over slowing 401(k) asset growth. We view this as a temporary situation, and will continue to own this stock.

From a sector allocation perspective, overweights to the industrial and health care sectors, as well as an underweight to the financial sector contributed positively to performance. Conversely, an overweight to the utilities sectors and underweights to the consumer staples and materials sectors were the largest detractors from relative performance.

Q.	How did you manage the Fund’s fixed income exposure during the reporting period?
A.	From a fixed income perspective, investor risk appetite remained robust as investors sought to generate incremental income in the prevailing low interest rate environment. As a result, demand for low-yielding Treasuries waned, whereas demand for the spread sectors was strong throughout the period. Against this backdrop, the Fund’s overweight to the spread sectors and an underweight to US Treasuries was a

UBS U.S. Allocation Fund

significant contributor to performance. Within the spread sectors, the Fund’s exposure to investment grade corporate bonds was beneficial, as they rallied given the improving economy and better-than-expected corporate earnings.

The Fund’s neutral allocation to high yield bonds was also rewarded during the reporting period as high yield spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—continued to narrow. The positive impact of the Fund’s high yield bond exposure was somewhat mitigated by its conservative positioning within the sector. Lower-rated issues outperformed their higher rated counterparts during the reporting period.

Q.	What is your outlook for the economy?
A.	While the worst of the global recession appears to be over, a number of uncertainties remain regarding the sustainability of the economic recovery. Unemployment remains at relatively high levels, and government stimulus programs are scheduled to expire as the year progresses. Given this environment, there may be mixed economic data in the coming months, and we may experience periods of market volatility.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp	Curt Custard
President	Lead Portfolio Manager
UBS U.S. Allocation Fund	UBS U.S. Allocation Fund
Group Managing Director	Head of Asset Allocation
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Special considerations
Investors in the Fund should be able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Fund’s portfolio changes every day and may be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Fund invests. It is important to note that an investment in the Fund is only one component of a balanced investment plan. Shares of the Fund are not deposits or obligations of any bank or government agency, are not guaranteed by the FDIC or any other agency, and involve investment risks such as the possible loss of the principal amount invested.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2010. The views and opinions in the letter were current as of April 14, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/10

		6 months	1 year	5 years	10 years

	Class A(1)	10.25%	53.14%	0.40%	(0.13)%

Before deducting maximum sales charge	Class B(2)	9.72%	51.78%	(0.50)%	(0.59	)%(5)

	Class C(3)	9.78%	51.97%	(0.36)%	(0.87)%

	Class Y(4)	10.46%	53.78%	0.76%	0.22%

	Class A(1)	4.17%	44.73%	(0.73)%	(0.69)%

After deducting maximum sales charge	Class B(2)	4.72%	46.78%	(0.88)%	(0.59	)%(5)

	Class C(3)	8.78%	50.97%	(0.36)%	(0.87)%

S&P 500 Index(6)		9.32%	53.62%	0.37%	(0.31)%

UBS U.S. Allocation Fund Index(7)		8.19%	40.61%	2.73%	0.79%

Lipper Flexible Portfolio Funds median(8)		6.46%	34.94%	3.10%	3.36%

For most recent quarter-end performance, please refer to the “Average annual total return” table on page 8.

(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(5)	Assumes the conversion of Class B to Class A shares at the end of the sixth year.
(6)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
(7)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
(8)	Lipper peer group data calculated by Lipper Inc; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.
If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com.

UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

Average annual total returns for periods ended 03/31/10

		6 months	1 year	5 years	10 years

	Class A(1)	10.22%	48.82%	1.41%	(0.18)%

Before deducting maximum sales charge	Class B(2)	9.75%	47.59%	0.51%	(0 65	)%(5)

	Class C(3)	9 79%	47.71%	0.65%	(0.93)%

	Class Y(4)	10.43%	49.43%	1.78%	0.16%

	Class A(1)	4.14%	40.66%	0.27%	(0.75)%

After deducting maximum sales charge	Class B(2)	4.75%	42.59%	0.13%	(0.65	)%(5)

	Class C(3)	8.79%	46.71%	0.65%	(0.93)%

(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)	Assumes the conversion of Class B to Class A shares at the end of the sixth year.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 to February 28, 2010.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited) (concluded)

				Expenses
				paid during	Expense
		Beginning	Ending	period(1)	ratio
		account value	account value	09/01/09 to	during the
		September 1, 2009	February 28, 2010	02/28/10	period

Class A	Actual	$1,000.00	$1,102.50	$5.42	1.04%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,019.64	5.21	1.04%

Class B	Actual	1,000.00	1,097.20	9.88	1.90%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,015.37	9.49	1.90%

Class C	Actual	1,000.00	1,097.80	9.31	1.79%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,015.92	8.95	1.79%

Class Y	Actual	1,000.00	1,104.60	3.44	0.66%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,021.52	3.31	0.66%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	02/28/10	08/31/09	02/28/09

Net assets (mm)	$341.8	$354.4	$287.9

Number of securities	577	555	490

Portfolio composition(1)	02/28/10	08/31/09	02/28/09

Stocks	68.5%	69.5%	66.2%

Bonds	28.2	21.9	26.2

Investment company	0.2	—	—

Futures, options and swap contracts	0.1	0.6	(3.3)

Cash equivalents and other assets less liabilities	3.0	8.0	10.9

Total	100.0%	100.0%	100.0%

Top five equity sectors(1)	02/28/10		08/31/09		02/28/09

		Information		Information
Information technology	12.7%	technology	13.2%	technology	13.0%

Health care	10.2	Health care	10.7	Health care	11.5

				Consumer
Consumer discretionary	9.5	Industrials	9.2	discretionary	9.1

Financials	8.7	Financials	9.1	Energy	7.9

Industrials	8.7	Energy	8.8	Industrials	7.6

Total	49.8%		51.0%		49.1%

Top ten equity securities(1)	02/28/10		08/31/09		02/28/09

Apple, Inc.	1.8%	Apple, Inc.	1.9%	Intel Corp.	2.1%

		JPMorgan
Covidien PLC	1.7	Chase & Co.	1.7	Apple, Inc.	1.9

The Procter & Gamble Co.	1.7	Covidien PLC	1.6	Allergan, Inc.	1.6

Microsoft Corp.	1.7	Microsoft Corp.	1.5	PepsiCo, Inc.	1.6

JPMorgan Chase & Co.	1.6	Pfizer, Inc.	1.4	Comcast Corp.	1.6

		The Procter &
Exxon Mobil Corp.	1.5	Gamble Co.	1.3	Wyeth	1.4

General Dynamics Corp.	1.3	Comcast Corp.	1.3	Exelon Corp.	1.4

Wells Fargo & Co.	1.3	Chevron Corp.	1.2	Microsoft Corp.	1.4

				Illinois Tool
Pfizer, Inc.	1.3	FedEx Corp.	1.2	Works, Inc.	1.2

		General		Medco Health
FedEx Corp.	1.3	Dynamics Corp.	1.2	Solutions, Inc.	1.1

Total	15.2%		14.3%		15.3%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (continued)

Long-term fixed income sector allocation(1)	02/28/10	08/31/09	02/28/09

US government obligations	11.4%	6.2%	3.6%

Mortgage & agency debt securities	10.3	8.3	10.3

Corporate bonds	6.0	6.2	10.4

Commercial mortgage-backed securities	0.5	1.0	1.3

Asset-backed securities	0.0 (2)	0.2	0.6

Total	28.2%	21.9%	26.2%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.
(2)	Weighting represents less than 0.05% of the Fund’s net assets as of the date indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Top ten fixed
income securities(1)	02/28/10		08/31/09		02/28/09

		US Treasury		FHLMC Certificates,
US Treasury Notes,		Notes, 2.625%		5.500% due
2.250% due 01/31/15	3.5%	due 07/31/14	1.8%	05/01/37	1.0%

		US Treasury		US Treasury
US Treasury Notes,		Notes, 1.000%		Notes, 0.875%
1.000% due 10/31/11	2.6	due 07/31/11	1.3	due 01/31/11	0.9

		US Treasury		US Treasury
US Treasury Notes,		Bonds, 4.250%		Bonds, 4.500%
3.375% due 11/15/19	1.5	due 05/15/39	1.0	due 05/15/38	0.8

		US Treasury		GNMA Certificates II,
FHLMC Certificates,		Notes, 0.875%		6.000% due
2.875% due 02/09/15	1.0	due 05/31/11	0.9	02/20/34	0.8

		FHLMC Certificates,		FNMA Certificates,
US Treasury Notes,		5.500% due		3.500% due
0.750% due 11/30/11	1.0	05/01/37	0.8	04/28/11	0.7

		FNMA Certificates,		FHLMC Certificates,
FNMA Certificates,		3.000% due		5.500% due
4.500% due 04/01/39	1.0	09/16/14	0.7	03/01/37	0.7

		US Treasury		FHLMC Certificates
US Treasury Notes,		Bonds, 8.750%		ARM, 5.354%
0.875% due 05/31/11	1.0	due 08/15/20	0.6	due 03/01/37	0.7

		GNMA Certificates II,		FNMA Certificates,
US Treasury Bonds,		6.000% due		2.875% due
4.375% due 11/15/39	0.8	02/20/34	0.6	12/11/13	0.6

		FHLMC Certificates		US Treasury Inflation
FNMA Certificates,		ARM, 5.356%		Index Notes, 1.375%
6.000% due 11/01/38	0.8	due 03/01/37	0.5	due 07/15/18	0.6

		FHLMC Certificates,		US Treasury Inflation
FHLMC Certificates,		5.500% due		Index Notes, 0.875%
5.500% due 05/01/37	0.7	03/01/37	0.5	due 04/15/10	0.6

Total	13.9%		8.7%		7.4%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

Common stocks—68.47%

Security description	Shares	Value

Aerospace & defense—2.30%
Aerovironment, Inc.(1),*	5,800	$140,650

BE Aerospace, Inc.*	13,600	352,240

General Dynamics Corp.	63,000	4,570,650

Raytheon Co.	34,700	1,951,528

United Technologies Corp.	12,100	830,665

		7,845,733

Air freight & logistics—1.34%
FedEx Corp.	51,300	4,348,188

Hub Group, Inc., Class A*	9,100	245,427

		4,593,615

Airlines—0.52%
Southwest Airlines Co.	140,900	1,772,522

Auto components—0.61%
BorgWarner, Inc.*	55,800	2,090,268

Beverages—1.09%
PepsiCo, Inc.	59,700	3,729,459

Biotechnology—1.32%
Amgen, Inc.*	43,600	2,468,196

Genzyme Corp.*	26,300	1,504,360

Talecris Biotherapeutics Holdings Corp.*	24,642	527,832

		4,500,388

Capital markets—1.66%
Apollo Investment Corp.	30,905	360,352

BlackRock, Inc.	2,900	634,520

Lazard Ltd., Class A	4,000	143,720

Morgan Stanley	66,550	1,875,379

Och-Ziff Capital Management Group, Class A	21,500	293,690

PennantPark Investment Corp.	10,800	110,160

The Bank of New York Mellon Corp.	79,400	2,264,488

		5,682,309

Security description	Shares	Value

Chemicals—1.15%
Cytec Industries, Inc.	8,800	$375,496

Monsanto Co.	36,800	2,599,920

Praxair, Inc.	12,900	969,306

		3,944,722

Commercial banks—1.63%
Bank of Hawaii Corp.	4,700	198,387

City National Corp.	6,000	299,520

Cullen/Frost Bankers, Inc.	3,200	173,280

Webster Financial Corp.	11,800	188,800

Wells Fargo & Co.	162,900	4,453,686

Wilmington Trust Corp.	6,900	99,498

Zions Bancorp.(1)	8,800	163,152

		5,576,323

Commercial services & supplies—0.13%
Innerworkings, Inc.(1),*	38,100	216,027

Interface, Inc., Class A	25,100	215,860

		431,887

Communications equipment—1.28%
Cisco Systems, Inc.*	57,000	1,386,810

F5 Networks, Inc.*	3,700	206,460

Nortel Networks Corp.*	25,433	918

Polycom, Inc.*	4,200	109,662

QUALCOMM, Inc.	73,200	2,685,708

		4,389,558

Computers & peripherals—3.44%
Apple, Inc.*	29,800	6,097,676

Hewlett-Packard Co.	75,500	3,834,645

Seagate Technology*	90,800	1,807,828

		11,740,149

Construction & engineering—0.10%
MasTec, Inc.*	26,200	346,888

Containers & packaging—0.76%
AptarGroup, Inc.	9,000	346,770

Ball Corp.	41,800	2,258,872

		2,605,642

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

Common stocks—(continued)

Security description	Shares	Value

Distributors—0.09%
LKQ Corp.*	15,500	$296,825

Diversified consumer services—0.60%
Apollo Group, Inc., Class A*	21,900	1,311,372

Coinstar, Inc.(1),*	12,700	376,936

DeVry, Inc.	5,700	359,955

		2,048,263

Diversified financial services—3.21%
Bank of America Corp.	217,900	3,630,214

CME Group, Inc.	3,200	965,408

IntercontinentalExchange, Inc.*	6,500	697,385

JPMorgan Chase & Co.	126,700	5,317,599

MSCI, Inc., Class A*	12,300	368,754

		10,979,360

Diversified telecommunication services—1.07%
AT&T, Inc.	147,700	3,664,437

Electric utilities—2.74%
American Electric Power Co., Inc.	96,600	3,247,692

Exelon Corp.	81,100	3,511,630

FirstEnergy Corp.	51,600	1,994,340

Pepco Holdings, Inc.	36,700	617,294

		9,370,956

Electrical equipment—0.28%
A.O.Smith Corp.	6,600	298,980

Baldor Electric Co.	10,300	323,626

Regal-Beloit Corp.	5,600	315,952

		938,558

Energy equipment & services—1.57%
Baker Hughes, Inc.	68,900	3,301,688

Dawson Geophysical Co.*	5,500	157,135

GulfMark Offshore, Inc., Class A*	8,800	216,480

Security description	Shares	Value

Energy equipment & services—(concluded)
Noble Corp.	33,200	$1,403,032

TETRA Technologies, Inc.*	28,800	290,304

		5,368,639

Food & staples retailing—0.76%
Kroger Co.	88,900	1,964,690

Wal-Mart Stores, Inc.	11,500	621,805

		2,586,495

Food products—0.36%
Fresh Del Monte Produce, Inc.*	5,600	108,696

Hain Celestial Group, Inc.*	16,700	265,029

Kellogg Co.	16,400	855,260

		1,228,985

Gas utilities—0.14%
AGL Resources, Inc.	8,200	297,906

EQT Corp.	4,200	183,792

		481,698

Health care equipment & supplies—3.51%
Alcon, Inc.	7,500	1,197,900

AngioDynamics, Inc.*	13,300	216,258

Covidien PLC	119,000	5,845,280

Greatbatch, Inc.*	12,600	245,952

Integra LifeSciences Holdings*	6,300	250,740

Medtronic, Inc.	71,900	3,120,460

The Cooper Cos., Inc.	7,700	308,462

Zimmer Holdings, Inc.*	14,100	808,353

		11,993,405

Health care providers & services—1.43%
Express Scripts, Inc.*	10,000	960,100

Henry Schein, Inc.*	3,300	187,539

Medco Health Solutions, Inc.*	8,300	524,892

Owens & Minor, Inc.	5,800	258,970

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

Common stocks—(continued)

Security description	Shares	Value

Health care providers & services—(concluded)
Patterson Cos., Inc.*	9,800	$290,864

PSS World Medical, Inc.*	19,700	415,473

UnitedHealth Group, Inc.	66,500	2,251,690

		4,889,528

Health care technology—0.05%
Phase Forward, Inc.*	14,200	169,406

Hotels, restaurants & leisure—1.53%
Carnival Corp.*	76,800	2,761,728

International Game Technology	38,900	682,695

Life Time Fitness, Inc.(1),*	9,700	245,992

McCormick & Schmick’s Seafood Restaurants, Inc.*	17,700	140,715

McDonald’s Corp.	19,700	1,257,845

O’Charley’s, Inc.*	16,000	129,440

		5,218,415

Household durables—0.79%
Fortune Brands, Inc.	61,800	2,708,694

Household products—1.90%
Colgate-Palmolive Co.	8,400	696,696

The Procter & Gamble Co.	91,600	5,796,448

		6,493,144

Independent power producers & energy traders—0.10%
Dynegy, Inc., Class A*	216,200	324,300

Insurance—2.21%
ACE Ltd.	30,100	1,504,699

AFLAC, Inc.	59,200	2,927,440

Principal Financial Group, Inc.	98,400	2,283,864

Seabright Insurance Holdings*	22,700	238,577

Tower Group, Inc.	9,700	220,869

Validus Holdings Ltd.	12,900	361,071

		7,536,520

Security description	Shares	Value

Internet & catalog retail—0.57%
Amazon.com, Inc.*	10,600	$1,255,040

PetMed Express, Inc.(1)	14,500	280,865

Priceline.com, Inc.*	1,800	408,168

		1,944,073

Internet software & services—0.68%
Art Technology Group, Inc.*	63,800	253,286

Digital River, Inc.*	10,400	273,416

Google, Inc., Class A*	3,000	1,580,400

ValueClick, Inc.*	23,700	224,913

		2,332,015

IT services—0.83%
MasterCard, Inc., Class A	5,600	1,256,472

RightNow Technologies, Inc.*	8,100	126,036

Visa, Inc., Class A	17,100	1,458,288

		2,840,796

Life sciences tools & services—0.48%
Bio-Rad Laboratories, Inc., Class A*	2,500	233,475

Millipore Corp.*	14,900	1,406,709

		1,640,184

Machinery—2.84%
ESCO Technologies, Inc.	12,100	395,791

Illinois Tool Works, Inc.	79,000	3,596,080

PACCAR, Inc.	81,000	2,863,350

Pall Corp.	57,800	2,281,366

Parker Hannifin Corp.	9,600	578,976

		9,715,563

Media—3.82%
Cinemark Holdings, Inc.	13,100	211,041

Comcast Corp., Class A	245,300	4,032,732

Interpublic Group of Cos., Inc.*	244,000	1,830,000

Omnicom Group, Inc.	55,300	2,025,086

Time Warner Cable, Inc.	16,200	756,378

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

Common stocks—(continued)

Security description	Shares	Value

Media—(concluded)
Time Warner, Inc.	71,200	$2,067,648

Viacom, Inc., Class B*	72,400	2,146,660

		13,069,545

Metals & mining—0.05%
Brush Engineered Materials, Inc.*	9,000	184,860

Office electronics—0.06%
Zebra Technologies Corp., Class A*	6,900	197,133

Oil, gas & consumable fuels—5.98%
Alpha Natural Resources, Inc.*	6,797	312,730

Chevron Corp.	50,800	3,672,840

Comstock Resources, Inc.*	6,400	220,928

CONSOL Energy, Inc.	3,800	191,368

EOG Resources, Inc.	19,800	1,862,190

Exxon Mobil Corp.	79,800	5,187,000

Hess Corp.	37,200	2,187,360

Marathon Oil Corp.	64,900	1,878,855

Peabody Energy Corp.	34,000	1,562,980

Southwestern Energy Co.*	17,300	736,115

Suncor Energy, Inc.	6,400	185,024

Ultra Petroleum Corp.*	53,100	2,428,263

		20,425,653

Personal products—0.85%
Avon Products, Inc.	84,200	2,563,048

Prestige Brands Holdings, Inc.*	43,000	345,290

		2,908,338

Pharmaceuticals—3.42%
Allergan, Inc.	70,100	4,095,943

Johnson & Johnson	5,900	371,700

Merck & Co., Inc.	77,800	2,869,264

Pfizer, Inc.	248,800	4,366,440

		11,703,347

Security description	Shares	Value

Professional services—0.16%
Verisk Analytics, Inc., Class A*	19,400	$549,020

Road & rail—0.90%
Kansas City Southern*	9,600	329,280

Knight Transportation, Inc.	13,400	264,650

Ryder System, Inc.	38,000	1,341,020

Union Pacific Corp.	17,000	1,145,290

		3,080,240

Semiconductors & semiconductor equipment—1.99%
Applied Materials, Inc.	90,500	1,107,720

Broadcom Corp., Class A*	68,300	2,139,156

Intersil Corp., Class A	59,600	884,464

Marvell Technology Group Ltd.*	84,600	1,634,472

National Semiconductor Corp.	55,400	802,192

ON Semiconductor Corp.*	27,500	218,900

		6,786,904

Software—4.47%
Adobe Systems, Inc.*	16,000	554,400

ANSYS, Inc.*	3,600	157,896

Autodesk, Inc.*	86,400	2,408,832

Cadence Design Systems, Inc.*	31,700	180,690

Factset Research Systems, Inc.(1)	1,600	105,920

Fortinet, Inc.(1),*	3,700	63,566

Intuit, Inc.*	39,300	1,271,748

Microsoft Corp.	197,700	5,666,082

NICE Systems Ltd., ADR*	6,500	199,940

Nuance Communications, Inc.*	16,200	233,118

Oracle Corp.	28,400	700,060

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

Common stocks—(concluded)

Security description	Shares	Value

Software—(concluded)
Quest Software, Inc.*	10,600	$178,610

Red Hat, Inc.*	6,200	173,910

Solera Holdings, Inc.	4,700	160,552

VMware, Inc., Class A*	60,700	3,005,257

Websense, Inc.*	10,400	223,184

		15,283,765

Specialty retail—1.31%
Children’s Place Retail Stores, Inc.*	8,500	324,785

Hibbett Sports, Inc.(1),*	13,000	299,130

Lowe’s Cos., Inc.	108,200	2,565,422

PetSmart, Inc.	12,900	351,138

The Sherwin-Williams Co.	12,600	798,588

Vitamin Shoppe, Inc.*	7,500	149,025

		4,488,088

Textiles, apparel & luxury goods—0.13%
Movado Group, Inc.(1),*	16,356	209,357

True Religion Apparel, Inc.(1),*	9,400	230,864

		440,221

Trading companies & distributors—0.14%
Beacon Roofing Supply, Inc.*	13,900	241,860

Interline Brands, Inc.*	13,200	233,640

		475,500

Security description	Shares	Value

Wireless telecommunication services—0.12%
American Tower Corp., Class A*	9,200	$392,472

Total common stocks
(cost—$216,507,041)		234,004,808

Preferred stocks—0.00%

Consumer finance—0.00%
GMAC, Inc.(2),(3)	5	3,539

Media—0.00%
CMP Susquehanna Radio Holdings Corp., Series A(4),(5),(6),(7),*	2,332	23

Total preferred stocks
(cost—$723)		3,562

Investment company—0.15%

iShares Russell 2000 Index Fund
(cost—$512,891)	8,000	502,400

	Number of
	warrants

Warrants*—0.00%

Commercial bank—0.00%
CNB Capital Trust I, expires 03/23/19
(cost—$27)(4),(6)	2,665	27

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

US government obligations—11.41%

US Treasury Bonds,
4.375%, due 11/15/39	$2,970,000	$2,894,823

8.125%, due 08/15/19	160,000	218,988

8.750%, due 08/15/20	1,400,000	2,014,468

US Treasury Notes,
0.750%, due 11/30/11	3,360,000	3,364,855

0.875%, due 05/31/11	3,230,000	3,248,925

1.000%, due 10/31/11	8,935,000	8,990,844

1.000%, due 12/31/11	1,000,000	1,005,000

2.250%, due 01/31/15	12,065,000	12,068,764

3.375%, due 11/15/19	5,280,000	5,188,012

Total US government obligations (cost—$38,825,896)		38,994,679

Mortgage & agency debt securities—10.29%

Countrywide Alternative Loan Trust, Series 2005-J2, Class 2A1,
7.500%, due 12/25/34	596,586	549,046

Federal Home Loan Bank Certificates,
1.750%, due 08/22/12	645,000	652,828

Federal Home Loan Mortgage Corporation Certificates,**
2.875%, due 02/09/15	3,365,000	3,418,429

5.000%, due 09/01/38	578,734	602,432

5.000%, due 11/01/38	678,560	706,345

5.500%, due 03/01/37	1,468,487	1,554,465

5.500%, due 05/01/37	2,309,011	2,444,200

5.500%, due 07/01/38	708,625	750,114

6.500%, due 08/01/28	813,879	892,506

Federal Home Loan Mortgage Corporation Certificates ARM,**
5.357%, due 03/01/37	1,580,537	1,655,138

Federal National Mortgage Association Certificates,**
2.875%, due 12/11/13	685,000	708,161

4.500%, due 04/01/39	3,272,407	3,317,731

4.500%, due 10/01/39	1,992,581	2,020,179

5.000%, due 10/01/39	2,078,267	2,158,614

5.500%, due 07/01/33	1,162,386	1,230,508

5.500%, due 08/01/39	684,760	721,895

6.000%, due 06/01/33	10,404	11,331

6.000%, due 12/01/36	984,333	1,047,282

6.000%, due 08/01/37	221,222	234,955

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Mortgage & agency debt securities—(concluded)

Federal National Mortgage Association Certificates,** (concluded)
6.000%, due 04/01/38	$806,165	$856,083

6.000%, due 06/01/38	747,873	794,181

6.000%, due 09/01/38	1,322,225	1,404,097

6.000%, due 11/01/38	2,500,000	2,654,799

7.000%, due 08/01/32	839,717	932,282

7.500%, due 02/01/33	10,336	11,637

First Horizon Mortgage Pass-Through Trust,
Series 2004-FL1, Class 1A1,
0.499%, due 02/25/35(8)	149,053	117,201

Government National Mortgage Association Certificates,
6.500%, due 10/15/24	1,183,304	1,271,318

6.500%, due 10/15/28	8,641	9,505

6.500%, due 10/15/38	838,701	902,194

Government National Mortgage Association Certificates II,
6.000%, due 11/20/28	3,386	3,660

6.000%, due 02/20/29	7,882	8,519

6.000%, due 02/20/34	1,407,163	1,507,115

Washington Mutual Mortgage Pass-Through Certificates,
Series 2007-HY7,Class LB1,
3.063%, due 07/25/37(8)	795,540	9,429

Total mortgage & agency debt securities (cost—$35,002,223)		35,158,179

Commercial mortgage-backed securities—0.46%

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12,Class A4,
5.719%, due 09/11/38(8)	300,000	313,293

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9,Class A4,
5.444%, due 03/10/39	375,000	356,253

GS Mortgage Securities Corp. II,
Series 2007-GG10,Class A4,
5.805%, due 08/10/45(8)	895,000	797,437

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-3,Class B,
5.525%, due 07/12/46(8)	275,000	99,820

Total commercial mortgage-backed securities (cost—$1,432,944)		1,566,803

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Asset-backed security—0.03%

Ford Credit Auto Owner Trust,
Series 2007-B,Class A3A,
5.150%, due 11/15/11 (cost—$97,036)	$99,418	$101,207

Corporate bonds—6.03%

Aerospace & defense—0.05%
DAE Aviation Holdings
11.250%, due 08/01/15(2)	69,000	62,962

Global Aviation Holdings Ltd.
14.000%, due 08/15/13(2)	45,000	45,338

Spirit AeroSystems, Inc.
7.500%, due 10/01/17(2)	25,000	24,750

TransDigm, Inc.
7.750%, due 07/15/14(2)	25,000	25,000

		158,050

Airlines—0.02%
Delta Air Lines, Inc.
12.250%, due 03/15/15(2)	60,000	60,975

Automobile OEM—0.06%
Ford Motor Credit Co. LLC
9.875%, due 08/10/11	185,000	194,068

Automotive parts—0.06%
Allison Transmission, Inc.
11.000%, due 11/01/15(2)	25,000	25,937

American Axle & Manufacturing Holdings, Inc.
9.250%, due 01/15/17(2)	25,000	25,875

Arvinmeritor, Inc.
8.125%, due 09/15/15	25,000	22,750

10.625%, due 03/15/18	30,000	30,214

Goodyear Tire & Rubber Co.
10.500%, due 05/15/16	40,000	43,100

Navistar International Corp.
8.250%, due 11/01/21	25,000	25,375

Tenneco, Inc., Series B
10.250%, due 07/15/13	15,000	15,488

TRW Automotive, Inc.
7.000%, due 03/15/14(2)	35,000	33,425

		222,164

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking-non-US—0.07%
HBOS Capital Funding LP
6.071%, due 06/30/14(2),(9),(10)	$65,000	$47,450

ING Capital Funding Trust III
8.439%,due 12/31/10(9),(10)	40,000	36,200

ING Groep N.V.
5.775%,due 12/08/15(8),(9)	50,000	38,985

NB Capital Trust II
7.830%,due 12/15/26	55,000	51,700

Royal Bank of Scotland Group PLC
7.640%,due 09/29/17(9),(10)	115,000	70,725

		245,060

Banking-US—0.51%
Bank of America Corp.
5.420%,due 03/15/17	500,000	488,837

BankAmerica Capital II
8.000%,due 12/15/26	55,000	52,800

CIT Group, Inc.
7.000%,due 05/01/17	115,000	101,631

Citigroup Capital XXI
8.300%,due 12/21/57(10)	135,000	125,213

Citigroup, Inc.
6.125%,due 05/15/18	250,000	250,841

Merrill Lynch & Co.
5.700%,due 05/02/17	105,000	103,162

Morgan Stanley MTN
6.625%,due 04/01/18	250,000	265,996

Washington Mutual, Inc.
5.500%,due 01/15/13(11)	585,000	4,388

Wells Fargo Bank N.A.
5.950%,due 08/26/36	310,000	294,200

Zions Bancorp.
5.500%,due 11/16/15	60,000	51,373

		1,738,441

Beverage/bottling—0.04%
Constellation Brands, Inc.
8.375%,due 12/15/14	115,000	122,475

22

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Brokerage—0.03%
E*Trade Financial Corp.
7.375%, due 09/15/13	$45,000	$42,750

Lehman Brothers Holdings MTN
6.750%, due 12/28/17(4),(6),(11)	200,000	—

6.875%, due 05/02/18(11)	195,000	44,850

		87,600

Building materials—0.07%
Building Materials Corp.of America
7.750%, due 08/01/14	35,000	36,400

Hanson Ltd.
6.125%, due 08/15/16	40,000	39,410

Headwaters, Inc.
11.375%, due 11/01/14(2)	15,000	15,150

Interface, Inc.,Series B
11.375%, due 11/01/13	30,000	33,750

Ply Gem Industries, Inc.
11.750%, due 06/15/13	75,000	76,125

Texas Industries, Inc.
7.250%, due 07/15/13	30,000	29,175

		230,010

Business services/office equipment—0.03%
Harland Clarke Holdings
9.500%, due 05/15/15	75,000	68,438

West Corp.
11.000%, due 10/15/16(1)	50,000	50,125

		118,563

Chemicals—0.06%
Ashland, Inc.
9.125%, due 06/01/17(2)	40,000	43,800

Georgia Gulf Corp.
9.000%, due 01/15/17(2)	5,000	5,188

Hexion US Finance Corp./Nova Scotia
9.750%, due 11/15/14	30,000	28,350

Huntsman International LLC
5.500%, due 06/30/16(2)	30,000	26,400

Ineos Group Holdings PLC
8.500%, due 02/15/16(2)	30,000	19,500

		23

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Chemicals—(concluded)
Momentive Performance
9.750%, due 12/01/14(1)	$15,000	$14,137

12.500%, due 06/15/14(2)	15,000	16,500

Nalco Co.
8.875%, due 11/15/13	40,000	41,000

Nova Chemicals Corp.
8.625%, due 11/01/19(2)	25,000	25,000

		219,875

Computer—0.01%
Brocade Communications Systems, Inc.
6.625%, due 01/15/18(2)	25,000	25,250

Consumer products-miscellaneous—0.01%
American Achievement Corp.
8.250%, due 04/01/12(2)	25,000	24,625

Consumer products-non durables—0.10%
AAC Group Holding Corp.
10.250%, due 10/01/12(2),(12)	70,000	68,250

ACCO Brands Corp.
10.625%, due 03/15/15(2)	25,000	27,175

Freedom Group, Inc.
10.250%, due 08/01/15(2)	40,000	42,400

Sealy Mattress Co.
10.875%, due 04/15/16(2)	10,000	10,925

Toys R US Property Co.II
8.500%, due 12/01/17(2)	75,000	75,750

Yankee Acquisition Corp.,Series B
8.500%, due 02/15/15(1)	55,000	55,000

9.750%, due 02/15/17(1)	50,000	49,875

		329,375

Consumer services—0.02%
Hertz Corp.
10.500%, due 01/01/16	55,000	56,925

Distribution/wholesale—0.02%
McJunkin Red Man Corp.
9.500%, due 12/15/16(2)	75,000	75,188

24

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Diversified capital goods—0.03%
Baldor Electric Co.
8.625%, due 02/15/17	$25,000	$25,625

United Rentals N.A., Inc.
7.750%, due 11/15/13(1)	90,000	83,925

		109,550

Diversified financial services—0.03%
CIT Group Funding Co.of Delaware LLC
10.250%, due 05/01/14	40,000	41,150

10.250%, due 05/01/16	50,000	51,125

		92,275

Diversified manufacturing—0.02%
SPX Corp.
7.625%, due 12/15/14	60,000	61,350

Electric-generation—0.17%
Calpine Construction Finance/CCFC Finance
8.000%, due 06/01/16(2)	50,000	50,625

Edison Mission Energy
7.000%, due 05/15/17	150,000	109,875

7.625%, due 05/15/27	50,000	32,500

Energy Future Holdings Corp.
10.875%, due 11/01/17(1)	100,000	75,750

Mirant Americas Generation LLC
9.125%, due 05/01/31	175,000	157,062

North American Energy Alliance LLC
10.875%, due 06/01/16(2)	50,000	53,000

NRG Energy, Inc.
7.250%, due 02/01/14	25,000	25,188

8.500%, due 06/15/19	15,000	14,981

RRI Energy, Inc.
6.750%, due 12/15/14	80,000	79,900

		598,881

Electric-integrated—0.24%
Dominion Resources, Inc.
5.950%, due 06/15/35	150,000	150,374

E.ON International Finance BV
5.800%, due 04/30/18(2)	80,000	87,356

		25

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-integrated—(concluded)
Electricite de France
4.600%, due 01/27/20(2)	$100,000	$100,051

Mirant N.A.LLC
7.375%, due 12/31/13	25,000	24,906

Oncor Electric Delivery Co.
6.800%, due 09/01/18	80,000	89,909

PPL Energy Supply LLC, Series A
6.400%, due 11/01/11	250,000	269,089

Southern California Edison
5.500%, due 08/15/18	60,000	65,308

Texas Competitive Electric Holdings LLC, Series A
10.250%, due 11/01/15(1),(12)	55,000	41,107

		828,100

Electronics—0.06%
Freescale Semiconductor, Inc.
10.125%, due 12/15/16(1)	75,000	58,500

NXP BV/NXP Funding LLC
9.500%, due 10/15/15	75,000	65,250

Sanmina-SCI Corp.
8.125%, due 03/01/16	100,000	98,500

		222,250

Energy-exploration & production—0.18%
Denbury Resources, Inc.
8.250%, due 02/15/20	25,000	25,875

9.750%, due 03/01/16	75,000	80,812

Forest Oil Corp.
8.500%, due 02/15/14	30,000	30,975

Helix Energy Solutions
9.500%, due 01/15/16(2)	100,000	101,000

Hilcorp Energy I LP/Hilcorp Finance Co.
8.000%, due 02/15/20(2)	20,000	19,200

Linn Energy LLC
11.750%, due 05/15/17(2)	35,000	39,550

OPTI Canada, Inc.
8.250%, due 12/15/14	50,000	44,500

9.000%, due 12/15/12(2)	30,000	30,525

26

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-exploration & production—(concluded)
Plains Exploration & Production Co.
7.625%, due 06/01/18	$26,000	$26,065

10.000%, due 03/01/16	40,000	43,500

Quicksilver Resources, Inc.
9.125%, due 08/15/19	40,000	41,600

11.750%, due 01/01/16	30,000	34,050

SandRidge Energy, Inc.
8.750%, due 01/15/20(2)	45,000	44,100

9.875%, due 05/15/16(2)	45,000	46,463

		608,215

Energy-independent—0.17%
Chesapeake Energy Corp.
7.250%, due 12/15/18	50,000	49,250

9.500%, due 02/15/15	115,000	125,062

Comstock Resources, Inc.
8.375%, due 10/15/17	20,000	20,400

Encore Acquisition Co.
9.500%, due 05/01/16	30,000	31,950

Gulfmark Offshore, Inc.
7.750%, due 07/15/14	110,000	108,900

Key Energy Services, Inc.
8.375%, due 12/01/14	80,000	79,200

PetroHawk Energy Corp.
7.875%, due 06/01/15	80,000	80,000

10.500%, due 08/01/14	50,000	54,250

Swift Energy Co.
8.875%, due 01/15/20	30,000	30,900

		579,912

Energy-oilfield services—0.01%
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125%, due 12/15/16(2)	10,000	10,450

Cie Generale de Geophysique-Veritas
7.750%, due 05/15/17	25,000	24,500

		34,950

Energy-refining & marketing—0.01%
Tesoro Corp.
9.750%, due 06/01/19	30,000	30,825

		27

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Entertainment—0.03%
WMG Acquisition Corp.
9.500%, due 06/15/16(2)	$95,000	$99,750

Environmental—0.01%
Clean Harbors, Inc.
7.625%, due 08/15/16	45,000	45,450

Finance-captive automotive—0.03%
Ford Motor Credit Co.LLC
7.250%, due 10/25/11	100,000	101,374

Finance-noncaptive consumer—0.07%
iStar Financial, Inc.
6.000%, due 12/15/10	75,000	69,375

Residential Capital LLC
8.375%, due 06/30/10(12)	130,000	125,450

9.625%, due 05/15/15	40,000	38,700

		233,525

Finance-noncaptive diversified—0.11%
E*Trade Financial Corp.
12.500%, due 11/30/17(13)	63,000	72,922

General Motors Acceptance Corp.
7.250%, due 03/02/11	110,000	110,579

GMAC, Inc.
6.875%, due 09/15/11	24,000	24,000

8.000%, due 11/01/31	55,000	50,738

8.300%, due 02/12/15(2)	55,000	55,481

GMAC LLC
8.000%, due 11/01/31	70,000	64,357

		378,077

Finance-other—0.11%
Deluxe Corp.
5.000%, due 12/15/12	70,000	67,550

International Lease Finance Corp.MTN
4.950%, due 02/01/11(1)	150,000	145,787

5.450%, due 03/24/11	130,000	124,575

5.625%, due 09/15/10	30,000	29,663

5.650%, due 06/01/14	30,000	25,469

		393,044

28

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Food—0.06%
Bumble Bee Foods LLC
7.750%, due 12/15/15(2)	$25,000	$25,063

Pinnacle Foods Finance LLC
10.625%, due 04/01/17(1)	55,000	56,925

Smithfield Foods, Inc.
7.000%, due 08/01/11(1)	25,000	25,000

10.000%, due 07/15/14(2)	25,000	27,062

Tyson Foods, Inc.
10.500%, due 03/01/14	25,000	29,062

Viskase Cos., Inc.
9.875%, due 01/15/18(2)	40,000	40,500

		203,612

Food-wholesale—0.02%
Aramark Corp.
8.500%, due 02/01/15	60,000	60,600

Gaming—0.27%
Ameristar Casinos, Inc.
9.250%, due 06/01/14	50,000	51,125

FireKeepers Development Authority
13.875%, due 05/01/15(2)	110,000	126,500

Harrah’s Operating Co., Inc.
10.000%, due 12/15/18(1)	125,000	94,375

11.250%, due 06/01/17	85,000	88,187

Jacobs Entertainment, Inc.
9.750%, due 06/15/14	90,000	83,025

MGM Mirage, Inc.
7.625%, due 01/15/17(1)	40,000	31,800

11.125%, due 11/15/17(2)	70,000	75,600

13.000%, due 11/15/13	25,000	28,500

Peninsula Gaming LLC
8.375%, due 08/15/15(2)	25,000	23,875

10.750%, due 08/15/17(2)	25,000	24,375

Pinnacle Entertainment, Inc.
8.625%, due 08/01/17(2)	10,000	9,500

Pokagon Gaming Authority
10.375%, due 06/15/14(2)	93,000	96,720

		29

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gaming—(concluded)
River Rock Entertainment
9.750%, due 11/01/11	$10,000	$9,213

Scientific Games International, Inc.
9.250%, due 06/15/19	30,000	31,725

Shingle Springs Tribal Gaming
9.375%, due 06/15/15(2)	75,000	59,625

Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15(2)	75,000	66,562

Yonkers Racing Corp.
11.375%, due 07/15/16(2)	25,000	26,375

		927,082

Gas distributors—0.06%
Ferrellgas Partners LP
8.750%, due 06/15/12	55,000	55,069

9.125%, due 10/01/17(2)	60,000	62,700

Inergy LP/Inergy Finance
8.750%, due 03/01/15	80,000	82,200

		199,969

Gas pipelines—0.16%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15	70,000	65,625

Atlas Pipeline Partners
8.750%, due 06/15/18	20,000	18,700

Duke Capital LLC
5.668%, due 08/15/14	80,000	87,171

Nustar Logistics
7.650%, due 04/15/18	140,000	159,777

Sonat, Inc.
7.000%, due 02/01/18	150,000	149,153

Trans-Canada Pipelines
7.625%, due 01/15/39	60,000	74,067

		554,493

Health care—0.32%
Apria Healthcare Group I
11.250%, due 11/01/14(2)	180,000	193,950

Axcan Intermediate Holdings
9.250%, due 03/01/15	55,000	58,025

12.750%, due 03/01/16	130,000	140,725

30

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health care—(concluded)
Biomet, Inc.
10.375%, due 10/15/17(13)	$150,000	$164,250

Carriage Services, Inc.
7.875%, due 01/15/15	70,000	67,375

HCA, Inc.
9.125%, due 11/15/14	100,000	105,125

9.250%, due 11/15/16	140,000	148,575

Prospect Medical Holdings, Inc.
12.750%, due 07/15/14	35,000	37,800

UnitedHealth Group, Inc.
6.875%, due 02/15/38	95,000	104,406

Universal Hospital Services
8.500%, due 06/01/15(13)	10,000	9,700

US Oncology, Inc.
9.125%, due 08/15/17	25,000	25,937

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
8.000%, due 02/01/18(2)	50,000	49,125

		1,104,993

Home construction—0.08%
Beazer Homes USA, Inc.
6.875%, due 07/15/15	25,000	20,813

8.125%, due 06/15/16	25,000	21,125

8.375%, due 04/15/12	40,000	39,400

K Hovnanian Enterprises, Inc.
10.625%, due 10/15/16	30,000	31,350

KB Home
5.750%, due 02/01/14	15,000	14,325

5.875%, due 01/15/15	25,000	23,375

6.250%, due 06/15/15	25,000	23,594

Standard Pacific Corp.
9.250%, due 04/15/12	30,000	28,800

10.750%, due 09/15/16	25,000	26,062

Toll Brothers Finance Corp.
8.910%, due 10/15/17	35,000	39,830

		268,674

		31

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Housewares—0.01%
Libbey Glass, Inc.
10.000%, due 02/15/15(2)	$25,000	$25,875

Industrial-other—0.05%
Belden, Inc.
9.250%, due 06/15/19(2)	15,000	15,900

Iron Mountain, Inc.
8.000%, due 06/15/20	100,000	100,750

Mobile Mini, Inc.
9.750%, due 08/01/14	30,000	30,750

RBS Global & Rexnord Corp.
9.500%, due 08/01/14	30,000	30,375

		177,775

Insurance-life—0.11%
American International Group
8.175%, due 05/15/58(10)	110,000	74,250

American International Group MTN
5.850%, due 01/16/18	100,000	80,746

Hartford Financial Services Group
8.125%, due 06/15/38(10)	45,000	43,875

Hartford Financial Services Group MTN
6.000%, due 01/15/19	175,000	177,125

		375,996

Insurance-multiline—0.04%
Genworth Financial, Inc.
6.150%, due 11/15/66(10)	40,000	27,700

Glen Meadow Pass-Through Trust
6.505%, due 02/12/67(2),(10)	60,000	46,575

Lincoln National Corp.
7.000%, due 05/17/66(10)	40,000	34,152

MetLife Capital Trust X
9.250%, due 04/08/38(2),(10)	25,000	27,750

		136,177

Insurance-personal & casualty—0.04%
Liberty Mutual Group, Inc.
7.800%, due 03/15/37(2)	25,000	21,375

10.750%, due 06/15/58(2),(10)	75,000	81,000

32

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Insurance-personal & casualty—(concluded)
XL Capital Ltd.
6.500%, due 04/15/17(9),(10)	$50,000	$39,190

		141,565

Internet software & services—0.03%
Equinix, Inc.
8.125%, due 03/01/18	50,000	50,000

GXS Worldwide, Inc.
9.750%, due 06/15/15(2)	50,000	47,500

		97,500

Leisure—0.03%
Brunswick Corp.
11.250%, due 11/01/16(2)	15,000	16,688

Royal Caribbean Cruises
6.875%, due 12/01/13	70,000	69,650

7.500%, due 10/15/27	35,000	29,750

		116,088

Lodging—0.01%
Host Hotels & Resorts LP
9.000%, due 05/15/17(1),(2)	40,000	42,800

Machinery-agriculture & construction—0.06%
Case New Holland, Inc.
7.750%, due 09/01/13(2)	50,000	50,250

Caterpillar Financial Services
6.125%, due 02/17/14	100,000	112,878

CPM Holdings, Inc.
10.625%, due 09/01/14(2)	30,000	31,800

		194,928

Manufacturing-diversified—0.00%
Trimas Corp.
9.750%, due 12/15/17(2)	10,000	10,050

Media-broadcast/outdoor—0.03%
Clear Channel Communications, Inc.
7.250%, due 10/15/27	30,000	13,950

10.750%, due 08/01/16	50,000	38,250

Clear Channel Worldwide Holdings, Inc.
9.250%, due 12/15/17(2)	30,000	30,788

		33

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-broadcast/outdoor—(concluded)
Salem Communications Corp.
9.625%, due 12/15/16(2)	$30,000	$30,975

		113,963

Media-cable—0.11%
Cablevision Systems Corp.
8.625%, due 09/15/17(2)	50,000	51,500

CSC Holdings LLC
8.625%, due 02/15/19(2)	25,000	27,000

Dish DBS Corp.
7.125%, due 02/01/16	120,000	120,300

Mediacom LLC/Mediacom Capital Corp.
9.125%, due 08/15/19(2)	25,000	25,125

Time Warner Cable, Inc.
6.750%, due 07/01/18	100,000	111,843

UPC Germany GmbH
8.125%, due 12/01/17(2)	25,000	25,000

		360,768

Media-non cable—0.21%
Affinion Group, Inc.
10.125%, due 10/15/13	50,000	50,500

CMP Susquehanna Corp.
9.875%, due 05/15/14(4),(6),(8)	10,000	3,550

Intelsat Jackson Holdings Ltd.
11.250%, due 06/15/16	195,000	208,162

LIN Television Corp.
6.500%, due 05/15/13	70,000	66,025

Nexstar Broadcasting, Inc.
7.000%, due 01/15/14(2),(13)	92	72

Nielsen Finance LLC
11.625%, due 02/01/14	20,000	22,275

12.500%, due 08/01/16(12)	80,000	72,400

Sheridan Acquisition Corp.
10.250%, due 08/15/11	120,000	114,000

Sinclair Television Group
8.000%, due 03/15/12	75,000	73,688

34

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-non cable—(concluded)
Univision Communications, Inc.
9.750%, due 03/15/15(2),(13)	$105,250	$93,146

		703,818

Media-publishing—0.03%
Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15(2)	25,000	22,781

Gannett Co., Inc.
8.750%, due 11/15/14(2)	25,000	26,157

McClatchy Co.
4.625%, due 11/01/14	25,000	16,500

11.500%, due 02/15/17(2)	25,000	24,375

		89,813

Media-services—0.01%
Sinclair Television Group
9.250%, due 11/01/17(2)	20,000	20,750

Metals & mining—0.19%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/17	65,000	70,525

Massey Energy Co.
6.875%, due 12/15/13	40,000	39,700

Murray Energy Corp.
10.250%, due 10/15/15(2)	25,000	25,031

Novelis, Inc.
7.250%, due 02/15/15	40,000	37,100

Ryerson, Inc.
12.000%, due 11/01/15	35,000	35,963

Teck Resources Ltd.
10.250%, due 05/15/16	155,000	184,837

10.750%, due 05/15/19	75,000	92,250

Tube City IMS Corp.
9.750%, due 02/01/15	160,000	153,200

		638,606

Metals/mining excluding steel—0.00%
Drummond Co., Inc.
9.000%, due 10/15/14(2)	10,000	10,000

		35

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Packaging & containers—0.07%
Berry Plastics Escrow LLC
8.250%, due 11/15/15(2)	$30,000	$29,625

8.875%, due 09/15/14(2)	20,000	19,250

Exopack Holding Corp.
11.250%, due 02/01/14	90,000	93,037

Graphic Packaging International, Inc.
9.500%, due 08/15/13	35,000	35,700

Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16	20,000	20,650

8.250%, due 05/15/13	25,000	25,375

		223,637

Paper & forest products—0.09%
Appleton Papers, Inc.
10.500%, due 06/15/15(2)	25,000	23,125

Boise Cascade LLC
7.125%, due 10/15/14	15,000	13,463

Boise Paper Holdings LLC Finance
9.000%, due 11/01/17(2)	15,000	15,450

Cascades, Inc.
7.750%, due 12/15/17(2)	15,000	15,150

Cellu Tissue Holdings, Inc.
11.500%, due 06/01/14	50,000	55,375

Georgia-Pacific LLC
8.875%, due 05/15/31	45,000	48,262

NewPage Corp.
11.375%, due 12/31/14(1)	15,000	14,325

Verso Paper Holdings LLC
9.125%, due 08/01/14(1)	120,000	110,400

		295,550

Pharmaceuticals—0.10%
Allergan, Inc.
5.750%, due 04/01/16	210,000	234,118

Bristol-Myers Squibb
5.875%, due 11/15/36	90,000	94,297

Elan Finance PLC/Elan Finance Corp.
8.750%, due 10/15/16(2)	25,000	24,250

		352,665

36

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Pipelines—0.02%
Crosstex Energy/Crosstex Energy Finance Corp.
8.875%, due 02/15/18(2)	$60,000	$60,900

Printing & publishing—0.01%
Cenveo Corp.
8.875%, due 02/01/18(2)	50,000	49,500

Railroads—0.05%
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29	85,000	95,913

Union Pacific Corp.
7.875%, due 01/15/19	55,000	66,710

		162,623

Real estate development & managment—0.02%
Realogy Corp.
10.500%, due 04/15/14(1)	65,000	54,275

12.375%, due 04/15/15	25,000	17,125

		71,400

Real estate investment trusts—0.08%
Developers Diversified Realty Corp.
5.375%, due 10/15/12	40,000	39,482

5.500%, due 05/01/15	50,000	46,572

DuPont Fabros Technology LP
8.500%, due 12/15/17(2)	70,000	71,050

ProLogis
5.625%, due 11/15/15	135,000	134,863

		291,967

Retail-department—0.06%
Bon-Ton Department Stores, Inc.
10.250%, due 03/15/14(1)	25,000	22,438

JC Penney Corp., Inc.
7.125%, due 11/15/23	25,000	24,750

Macy’s Retail Holdings, Inc.
5.900%, due 12/01/16	110,000	106,700

6.375%, due 03/15/37	35,000	30,800

Neiman Marcus Group, Inc.
9.000%, due 10/15/15(1),(13)	38,982	38,397

		223,085

		37

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Retail-discount—0.02%
Dollar General Corp.
11.875%, due 07/15/17(13)	$65,000	$75,238

Retail-food & drug—0.01%
Susser Holdings & Finance
10.625%, due 12/15/13	40,000	41,500

Retail-restaurants—0.01%
Landry’s Restaurants, Inc.
11.625%, due 12/01/15(2)	25,000	26,125

Retail-specialty—0.15%
Freedom Group, Inc.
10.250%, due 08/01/15(2)	15,000	15,900

Great Atlantic & Pacific Tea Co., Inc.
11.375%, due 08/01/15(2)	80,000	76,800

Ingles Markets, Inc.
8.875%, due 05/15/17	95,000	97,850

Limited Brands, Inc.
8.500%, due 06/15/19	45,000	48,206

Michaels Stores, Inc.
11.375%, due 11/01/16(1)	50,000	50,250

RITE AID Corp.
9.500%, due 06/15/17	75,000	62,062

10.375%, due 07/15/16	60,000	62,850

Sally Holdings/Sally Capital
10.500%, due 11/15/16	25,000	26,938

SUPERVALU, Inc.
8.000%, due 05/01/16	60,000	60,450

		501,306

Seismic data collection—0.01%
Geokinetics Holdings, Inc.
9.750%, due 12/15/14(2)	45,000	42,975

Steel producers/products—0.01%
Edgen Murray Corp.
12.250%, due 01/15/15(2)	25,000	22,500

Technology-hardware—0.07%
Advanced Micro Devices, Inc.
8.125%, due 12/15/17(2)	25,000	25,313

38

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Technology-hardware—(concluded)
Cisco Systems, Inc.
5.900%, due 02/15/39	$50,000	$51,264

Jabil Circuit, Inc.
8.250%, due 03/15/18	50,000	53,375

Terremark Worldwide, Inc.
12.000%, due 06/17/17(2)	25,000	27,437

Xerox Corp.
6.350%, due 05/15/18	75,000	81,773

		239,162

Technology-software—0.16%
First Data Corp.
9.875%, due 09/24/15	315,000	271,475

Sungard Data Systems, Inc.
10.250%, due 08/15/15	190,000	197,125

Triumph Group, Inc.
8.000%, due 11/15/17(2)	10,000	10,075

Unisys Corp.
12.750%, due 10/15/14(2)	50,000	57,750

Viasystems, Inc.
12.000%, due 01/15/15(2)	15,000	15,975

		552,400

Telecom-satellite—0.04%
Intelsat Bermuda Ltd.
11.250%, due 02/04/17(12)	75,000	76,031

Mobile Satellite Ventures LP
14.000%, due 04/01/13(2),(12)	50,000	46,000

		122,031

Telecom-wireless—0.16%
Clearwire Communications Finance
12.000%, due 12/01/15(2)	85,000	83,088

Cricket Communications, Inc.
10.000%, due 07/15/15(1)	105,000	106,312

MetroPCS Wireless, Inc.
9.250%, due 11/01/14(1)	90,000	89,775

Nextel Communications
7.375%, due 08/01/15	115,000	106,087

		39

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Telecom-wireless—(concluded)
Vodafone Group PLC
5.625%, due 02/27/17	$70,000	$75,138

Wind Acquisition Finance SA
10.750%, due 12/01/15(2)	50,000	53,500

11.750%, due 07/15/17(2)	40,000	42,800

		556,700

Telecom-wirelines—0.21%
BellSouth Corp.
6.875%, due 10/15/31	65,000	68,739

Cincinnati Bell, Inc.
8.250%, due 10/15/17	50,000	50,000

Frontier Communications Corp.
7.875%, due 01/15/27	200,000	183,000

Qwest Capital Funding, Inc.
7.750%, due 02/15/31	125,000	110,000

Telefonica Emisiones SAU
6.221%, due 07/03/17	95,000	104,841

Verizon Communications, Inc.
6.100%, due 04/15/18	100,000	109,542

Windstream Corp.
8.625%, due 08/01/16	90,000	91,575

		717,697

Telecommunication services—0.04%
Global Crossing UK Finance PLC
10.750%, due 12/15/14	50,000	51,000

PAETEC Holding Corp.
8.875%, due 06/30/17	45,000	45,337

Virgin Media Secured Finance PLC
6.500%, due 01/15/18(2)	50,000	49,250

		145,587

Telecommunications equipment—0.01%
Dycom Industries, Inc.
8.125%, due 10/15/15	25,000	23,250

Sorenson Communications, Inc.
10.500%, due 02/01/15(2)	25,000	22,781

		46,031

40

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Telephone-integrated—0.03%
Level 3 Financing, Inc.
9.250%, due 11/01/14	$25,000	$23,687

10.000%, due 02/01/18(2)	25,000	22,938

Virgin Media Finance PLC
9.125%, due 08/15/16	50,000	51,625

		98,250

Textile/apparel—0.02%
Levi Strauss & Co.
9.750%, due 01/15/15	60,000	62,550

Quiksilver, Inc.
6.875%, due 04/15/15	25,000	21,313

		83,863

Tobacco—0.08%
Altria Group, Inc.
9.950%, due 11/10/38	125,000	165,490

Philip Morris International, Inc.
5.650%, due 05/16/18	100,000	108,093

		273,583

Transportation services—0.07%
ERAC USA Finance Co.
7.000%, due 10/15/37(2)	115,000	119,560

Marquette Transportation Co./Marquette
Transportation Finance Corp.
10.875%, due 01/15/17(2)	50,000	50,313

Navios Maritime Holdings Finance
8.875%, due 11/01/17(2)	30,000	30,525

Ship Finance International Ltd.
8.500%, due 12/15/13	40,000	38,850

		239,248

Utilities-other—0.06%
Dynegy Holdings, Inc.
7.625%, due 10/15/26	100,000	69,000

7.750%, due 06/01/19	75,000	58,875

NRG Energy, Inc.
7.375%, due 02/01/16	80,000	78,900

		206,775

Total corporate bonds (cost—$19,861,258)		20,624,365

		41

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

	Face
Security description	Amount	Value

Repurchase agreement—2.90%

Repurchase agreement dated 02/26/10 with State Street Bank & Trust Co., 0.010% due 03/01/10, collateralized by $10,100,116 US Treasury Bills, zero coupon due 05/06/10 to 06/17/10;
(value—$10,098,086); proceeds: $9,900,008

(cost—$9,900,000)	$9,900,000	$9,900,000

	Number of
	shares

Investment of cash collateral from securities loaned—0.95%

Money market fund—0.95%
UBS Private Money Market Fund LLC(14)
(cost—$3,258,368)	3,258,368	3,258,368

Total investments (cost—$325,398,407)—100.69%		344,114,398

Liabilities in excess of other assets—(0.69)%		(2,357,138)

Net assets—100.00%		$341,757,260

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $325,398,407; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$34,600,646

Gross unrealized depreciation	(15,884,655)

Net unrealized appreciation	$18,715,991

*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security, or portion thereof, was on loan at February 28, 2010.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.31% of net assets as of February 28, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Cumulative preferred stock. The next call date is 12/31/11.
(4)	Security is illiquid.At February 28, 2010, the value of these securities amounted to $3,600 or less than 0.01% of net assets.

42

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security, which represents less than 0.01% of net assets as of February 28, 2010, is considered illiquid and restricted. (See table below for more information).

Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	date	cost	of net assets	02/28/10	of net assets

CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	$23	0.00%	$23	0.00%

(6)	Security is being fair valued by a valuation committee under the direction of the board of trustees.
(7)	Cumulative preferred stock.
(8)	Floating rate security.The interest rate shown is the current rate as of February 28, 2010.
(9)	Perpetual bond security.The maturity date reflects the next call date.
(10)	Variable rate security. The interest rate shown is the current rate as of February 28, 2010, and resets at the next call date.
(11)	Bond interest in default.
(12)	Step bond.Coupon rate increases in increments to maturity. Rate disclosed is as of February 28, 2010. Maturity date indicated represents the instrument’s ultimate maturity date.
(13)	PIK—Payment-in-kind security.Income may be paid in cash or additional notes, at the discretion of the issuer.
(14)	The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended February 28, 2010. The advisor earns a management fee from UBS Private Money Market Fund LLC.

		Purchases	Sales		Net income
		during the	during the		earned from
		six months	six months		affiliate for the
Security	Value at	ended	ended	Value at	six months
description	08/31/09	02/28/10	02/28/10	02/28/10	ended 02/28/10

UBS Private Money Market Fund LLC	$43,597,528	$216,306,608	$256,645,768	$3,258,368	$19,975

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage.The interest rate shown is the current rate as of February 28, 2010.
GMAC	General Motors Acceptance Corporation
GS	Goldman Sachs
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
OEM	Original Equipment Manufacturer

43

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

Futures contracts
					Unrealized
Number of		Expiration		Current	appreciation
contracts	Buy contracts	dates	Cost	value	(depreciation)

50	S&P 500 E-Mini
	Index Futures	March 2010	$2,608,858	$2,758,500	$149,642

55	S&P 500 Index
	Futures	March 2010	15,086,618	15,171,750	85,132

42	US Treasury
	Note 10 Year
	Futures	June 2010	4,862,903	4,934,344	71,441

			$22,558,379	$22,864,594	$306,215

	Sale contracts		Proceeds

162	US Treasury
	Note 2 Year
	Futures	June 2010	35,124,386	35,224,875	(100,489)

					$205,726

The following is a summary of the fair valuations according to the inputs used as of February 28, 2010 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$234,004,808	$—	$—	$234,004,808

Preferred stocks	—	3,539	23	3,562

Investment company	502,400	—	—	502,400

Warrants	—	—	27	27

US government obligations	—	38,994,679	—	38,994,679

Mortgage & agency debt securities	—	35,158,179	—	35,158,179

Commercial mortgage-backed securities	—	1,566,803	—	1,566,803

Asset-backed security	—	101,207	—	101,207

Corporate bonds	—	20,620,815	3,550	20,624,365

Repurchase agreement	—	9,900,000	—	9,900,000

Investment of cash collateral from securities loaned	—	3,258,368	—	3,258,368

Other financial instruments, net(15)	205,726	—	—	205,726

Total	$234,712,934	$109,603,590	$3,600	$344,320,124

(15) Other financial instruments include open futures contracts. Amounts represent unrealized appreciation (depreciation) at period end.

44

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2010 (unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six months ended February 28, 2010:

			Commercial
			mortgage-
	Preferred		backed	Corporate
	stock	Warrant	securities	bonds	Total

Beginning balance	$23	$27	$1,477,109	$—	$1,477,159

Net purchases/(sales)	—	—	(1,808,556)	—	(1,808,556)

Accrued discounts/(premiums)	—	—	2,447	62	2,509

Total realized gain/(loss)	—	—	(4,041,524)	—	(4,041,524)

Net change in unrealized

appreciation/(depreciation)	—	—	4,370,524	(1,132)	4,369,392

Net transfers in/(out) of Level 3	—	—	—	4,620	4,620

Ending balance	$23	$27	$—	$3,550	$3,600

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held at February 28, 2010 was $(1,132).

Issuer breakdown by country or territory of origin

Percentage of total investments

United States	93.8%

Ireland	1.7

Switzerland	1.2

Canada	0.9

Panama	0.8

Bermuda	0.7

Cayman Islands	0.6

United Kingdom	0.1

Israel	0.1

Netherlands	0.1

Total	100.0%

See accompanying notes to financial statements

45

UBS U.S. Allocation Fund

Statement of assets and liabilities—February 28, 2010 (unaudited)

Assets:
Investments in unaffiliated securities, at value (cost—$322,140,039)(1)	$340,856,030

Investment in an affiliated security, at value (cost—$3,258,368)	3,258,368

Total investments in securities, at value (cost—$325,398,407)	$344,114,398

Cash(2)	1,455,749

Receivable for investments sold	1,131,521

Receivable for shares of beneficial interest sold	7,836

Receivable for dividends and interest	1,272,099

Receivable for variation margin	206,722

Receivable for foreign tax reclaims	2,221

Other assets	45,414

Total assets	348,235,960

Liabilities:
Payable for cash collateral from securities loaned	3,258,368

Payable for investments purchased	1,420,740

Payable for shares of beneficial interest repurchased	1,342,766

Payable to affiliates	239,936

Payable for foreign withholding taxes	768

Accrued expenses and other liabilities	216,122

Total liabilities	6,478,700

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)	539,659,141

Accumulated undistributed net investment income	2,226,679

Accumulated net realized loss from investments, futures and swaps	(219,050,277)

Net unrealized appreciation of investments and futures	18,921,717

Net assets	$341,757,260

(1)	Includes $3,185,280 of investments in securities on loan, at value.
(2)	Includes restricted cash of $1,454,460 delivered to broker as initial margin for futures contracts.

See accompanying notes to financial statements

46

UBS U.S. Allocation Fund

Statement of assets and liabilities—February 28, 2010 (unaudited)

Class A:
Net assets	$219,006,571

Shares outstanding	8,860,376

Net asset value per share	$24.72

Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$26.16

Class B:
Net assets	$2,406,517

Shares outstanding	97,062

Net asset value and offering price per share	$24.79

Class C:
Net assets	$92,079,215

Shares outstanding	3,782,609

Net asset value and offering price per share	$24.34

Class Y:
Net assets	$28,264,957

Shares outstanding	1,128,906

Net asset value and offering price per share	$25.04

See accompanying notes to financial statements

47

UBS U.S. Allocation Fund

Statement of operations
For the six
months ended
February 28, 2010
(unaudited)

Investment income:
Dividends	$1,898,367

Interest	2,473,064

Affiliated securities lending income	19,975

4,391,406

Expenses:
Investment advisory and administration fees	858,258

Service fees—Class A	279,963

Service and distribution fees—Class B	13,400

Service and distribution fees—Class C	474,353

Transfer agency and related service fees—Class A	175,595

Transfer agency and related service fees—Class B	4,839

Transfer agency and related service fees—Class C	75,761

Transfer agency and related service fees—Class Y	4,056

Custody and accounting fees	74,304

Professional fees	71,591

Reports and notices to shareholders	62,721

State registration fees	26,919

Trustees’ fees	6,682

Insurance expense	4,761

Other expenses	14,239

2,147,442

Less: Fee waivers and/or expense reimbursements by investment advisor and administrator	(1,254)

Net expenses	2,146,188

Net investment income	2,245,218

Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(2,188,207)

Futures	2,782,992

Swaps	587,641

Net realized gain	1,182,426

Net change in unrealized appreciation/depreciation of:
Investments	33,065,793

Futures	(1,283,006)

Swaps	(479,241)

Net change in unrealized appreciation/depreciation	31,303,546

Net realized and unrealized gain from investment activities	32,485,972

Net increase in net assets resulting from operations	$34,731,190

See accompanying notes to financial statements

48

UBS U.S. Allocation Fund

Statement of changes in net assets
	For the six
	months ended	For the
	February 28, 2010	year ended
	(unaudited)	August 31, 2009

From operations:
Net investment income	$2,245,218	$7,379,867

Net realized gain (loss) from investments, futures,
written options, swaps, and foreign currency transactions	1,182,426	(136,572,354)

Net change in unrealized appreciation/depreciation
of investments, futures, written options and swaps	31,303,546	20,940,530

Net increase (decrease) in net assets resulting
from operations	34,731,190	(108,251,957)

Dividends to shareholders from:
Net investment income—Class A	(5,329,904)	(7,667,059)

Net investment income—Class B	(33,642)	(60,274)

Net investment income—Class C	(1,617,375)	(2,140,813)

Net investment income—Class Y	(850,422)	(1,211,625)

	(7,831,343)	(11,079,771)

From beneficial interest transactions:
Net proceeds from shares sold	2,157,892	15,915,551

Cost of shares repurchased	(48,894,206)	(99,187,737)

Proceeds from dividends reinvested	7,189,772	10,271,634

Net decrease in net assets from beneficial
interest transactions	(39,546,542)	(73,000,552)

Redemption fees	530	21,779

Net decrease in net assets	(12,646,165)	(192,310,501)

Net assets:
Beginning of period	354,403,425	546,713,926

End of period	$341,757,260	$354,403,425

Accumulated undistributed net investment income	$2,226,679	$7,812,804

See accompanying notes to financial statements

		49

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A

	For the six
	months ended
	February 28, 2010
	(unaudited)

Net asset value, beginning of period	$22.96

Net investment income(1)	0.17

Net realized and unrealized gains (losses) from investment activities	2.18

Net increase (decrease) from operations	2.35

Dividends from net investment income	(0.59)

Net asset value, end of period	$24.72

Total investment return(2)	10.25%

Ratios/supplemental data:
Net assets, end of period (000’s)	$219,007

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.04	%(3)

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.04	%(3)

Net investment income to average net assets	1.44	%(3)

Portfolio turnover	68%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.

See accompanying notes to financial statements

50

Class A

For the years ended August 31,

2009	2008	2007	2006	2005

$28.83	$32.53	$29.94	$28.60	$25.81

0.46	0.70	0.68	0.56	0.51

(5.65)	(3.57)	2.60	1.38	2.79

(5.19)	(2.87)	3.28	1.94	3.30

(0.68)	(0.83)	(0.69)	(0.60)	(0.51)

$22.96	$28.83	$32.53	$29.94	$28.60

(17.49)%	(9.02)%	11.04%	6.84%	12.85%

$221,983	$344,910	$452,439	$472,213	$525,711

1.05%	0.93%	0.90%	0.91%	0.90%

1.05%	0.95%	0.92%	0.94%	0.93%

2.26%	2.28%	2.12%	1.91%	1.87%

111%	98%	85%	82%	67%

				51

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class B

	For the six
	months ended
	February 28, 2010
	(unaudited)

Net asset value, beginning of period	$22.88

Net investment income(1)	0.07

Net realized and unrealized gains (losses) from investment activities	2.15

Net increase (decrease) from operations	2.22

Dividends from net investment income	(0.31)

Net asset value, end of period	$24.79

Total investment return(2)	9.72%

Ratios/supplemental data:
Net assets, end of period (000’s)	$2,407

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.90	%(3)

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.99	%(3)

Net investment income to average net assets	0.57	%(3)

Portfolio turnover	68%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.

See accompanying notes to financial statements

52

Class B

For the years ended August 31,

2009	2008	2007	2006	2005

$28.41	$31.87	$29.24	$27.81	$25.04

0.26	0.41	0.39	0.30	0.28

(5.51)	(3.56)	2.57	1.36	2.70

(5.25)	(3.15)	2.96	1.66	2.98

(0.28)	(0.31)	(0.33)	(0.23)	(0.21)

$22.88	$28.41	$31.87	$29.24	$27.81

(18.27)%	(9.96)%	10.16%	5.99%	11.95%

$2,972	$6,864	$28,167	$77,296	$148,208

2.02%	1.80%	1.72%	1.71%	1.70%

2.02%	1.82%	1.74%	1.74%	1.73%

1.29%	1.39%	1.29%	1.07%	1.08%

111%	98%	85%	82%	67%

				53

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C

	For the six
	months ended
	February 28, 2010
	(unaudited)

Net asset value, beginning of period	$22.55

Net investment income(1)	0.08

Net realized and unrealized gains (losses) from investment activities	2.12

Net increase (decrease) from operations	2.20

Dividends from net investment income	(0.41)

Net asset value, end of period	$24.34

Total investment return(2)	9.78%

Ratios/supplemental data:
Net assets, end of period (000’s)	$92,079

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.79	%(3)

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.79	%(3)

Net investment income to average net assets	0.69	%(3)

Portfolio turnover	68%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.

See accompanying notes to financial statements

Class C

For the years ended August 31,

2009	2008	2007	2006	2005

$28.19	$31.80	$29.27	$27.95	$25.21

0.30	0.46	0.43	0.33	0.30

(5.50)	(3.50)	2.55	1.35	2.72

(5.20)	(3.04)	2.98	1.68	3.02

(0.44)	(0.57)	(0.45)	(0.36)	(0.28)

$22.55	$28.19	$31.80	$29.27	$27.95

(18.10)%	(9.70)%	10.23%	6.02%	12.02%

$94,818	$147,945	$205,104	$226,219	$271,996

1.80%	1.68%	1.65%	1.65%	1.65%

1.80%	1.70%	1.67%	1.68%	1.68%

1.51%	1.53%	1.38%	1.16%	1.12%

111%	98%	85%	82%	67%

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y

	For the six
	months ended
	February 28, 2010
	(unaudited)

Net asset value, beginning of period	$23.29

Net investment income(1)	0.22

Net realized and unrealized gains (losses) from investment activities	2.21

Net increase (decrease) from operations	2.43

Dividends from net investment income	(0.68)

Net asset value, end of period	$25.04

Total investment return(2)	10.46%

Ratios/supplemental data:
Net assets, end of period (000’s)	$28,265

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.66	%(3)

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	0.66	%(3)

Net investment income to average net assets	1.81	%(3)

Portfolio turnover	68%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.

See accompanying notes to financial statements

Class Y

For the years ended August 31,

2009	2008	2007	2006	2005

$29.27	$33.03	$30.39	$29.02	$26.19

0.55	0.81	0.79	0.67	0.61

(5.75)	(3.62)	2.66	1.40	2.83

(5.20)	(2.81)	3.45	2.07	3.44

(0.78)	(0.95)	(0.81)	(0.70)	(0.61)

$23.29	$29.27	$33.03	$30.39	$29.02

(17.16)%	(8.69)%	11.42%	7.22%	13.22%

$34,630	$46,994	$59,330	$116,888	$122,743

0.65%	0.59%	0.55%	0.55%	0.55%

0.65%	0.61%	0.57%	0.57%	0.58%

2.65%	2.62%	2.48%	2.27%	2.21%

111%	98%	85%	82%	67%

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates net asset values based on the current value for its portfolio securities. The Fund normally obtains values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities would be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

In March 2008, FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments is consistent with the derivative activity during the period ended February 28, 2010. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Fund.

At February 28, 2010, the Fund had the following derivatives:

Asset derivatives(1)

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Futures contracts	$71,441	$—	$—	$234,774	$306,215

(1)	Statement of assets and liabilities location: Receivable for variation margin. Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only fiscal period end’s variation margin, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Liability derivatives(1)

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Futures contracts	$100,489	$—	$—	$—	$100,489

(1)	Statement of assets and liabilities location: Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only fiscal period end’s variation margin, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the six months ended February 28, 2010, were as follows:

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Net realized gain (loss)(1)
Futures contracts	$(77,186)	—	—	$2,860,178	$2,782,992

Swap contracts	495,141	—	$92,500	—	587,641

Total net realized gain (loss)	$417,955	—	$92,500	$2,860,178	$3,370,633

Change in unrealized
appreciation
(depreciation)(2)
Futures contracts	$(108,401)	—	—	$(1,174,605)	$(1,283,006)

Swap contracts	(479,241)	—	—	—	(479,241)

Total change in unrealized
appreciation (depreciation)	$(587,642)	—	—	$(1,174,605)	$(1,762,247)

(1)	Statement of operations location: Net realized gain (loss) on futures contracts and swap contracts.
(2)	Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts and swap contracts.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Investing in non-US securities—Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments.

Securities of non-US issuers may not be registered with the Securities and Exchange Commission (“SEC”), and the issuers thereof may not be subject to its reporting requirements.

The Fund may invest in non-US securities by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. Under an unsponsored arrangement, the depositary’s transaction fees are paid directly by the ADR holders.

Investment income and realized gains on certain non-US securities in which the Fund may invest may be subject to non-US withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the Fund would be subject.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At February 28, 2010, the Fund did not hold any TBA securities.

Option writing—The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may use financial futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At February 28, 2010, the Fund had no outstanding interest rate swap contracts.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, and credit risk.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund’s adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund may be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

At February 28, 2010, the Fund had no outstanding credit default swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the six months ended February 28, 2010, UBS Global AM did not waive any investment advisory and administration fees. At February 28, 2010, the Fund owed UBS Global AM $126,243 in investment advisory and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

annual operating expenses (excluding interest expense and extraordinary expenses, if any) of Class A, Class B, Class C and Class Y shares at a level not to exceed 1.15%, 1.90%, 1.90% and 0.90%, respectively through December 31, 2010. The Fund will repay UBS Global AM for any such waivers/reimbursements during the following three-year period to the extent that operating expenses are otherwise below the expense caps. For the six months ended February 28, 2010, UBS Global AM reimbursed expenses of $1,254. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Fund through August 31, 2013, were as follows:

	Fee waivers/
	expense
	reimbursements	Expires	Expires	Expires	Expires
	subject to	August 31,	August 31,	August 31,	August 31,
Fund	repayment	2010	2011	2012	2013

UBS U.S. Allocation Fund—Class B	$1,254	$—	$—	$—	$1,254

UBS U.S. Allocation Fund Class A, Class C and Class Y have no fee waivers/expense reimbursements subject to repayment.

For the six months ended February 28, 2010, the Fund paid $969 in brokerage commissions to UBS Securities LLC., an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. For the six months ended February 28, 2010, the Fund paid brokerage commissions to Morgan Stanley in the amount of $5,451. During the six months ended February 28, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $42,691,731. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

“mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
 UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At February 28, 2010, the Fund owed UBS Global AM (US) $113,693 for service and distribution fees.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM (US) has informed the Fund that for the six months ended February 28, 2010, it earned $12,069, $4,598, and $2,011 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

Redemption fees
There is a redemption fee of 1.00% on any class of shares if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectus. For the six months ended February 28, 2010, the Fund received $530 in redemption fees.

Transfer agency and related services fees
UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the six months ended February 28, 2010, UBS Financial Services, Inc. received from PNC, not the Fund, $103,222 of the total transfer agency and related services fees paid by the Fund to PNC.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At February 28, 2010, the Fund had securities on loan having a market value of $3,185,280.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Fund at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the six months ended February 28, 2010.

Purchases and sales of securities
For the six months ended February 28, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $72,378,372 and $118,328,601, respectively.

For the six months ended February 28, 2010, aggregate purchases and sales of US Government securities, excluding short-term securities, were $156,350,740 and $133,491,220, respectively.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

Distributions paid from:	2009

Ordinary Income	$11,079,771

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending August 31, 2010.

At August 31, 2009, the Fund had a net capital loss carryforward of $116,164,060. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $76,727,703 in 2011 and $39,436,357 in 2017. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

As of and during the period ended February 28, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended February 28, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended August 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Shares of beneficial interest
 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the six months ended
February 28, 2010:	Shares	Amount	Shares	Amount

Shares sold	63,334	$1,544,248	798	$19,304

Shares repurchased	(1,093,732)	(26,734,453)	(9,555)	(232,859)

Shares converted from
Class B to Class A	25,355	609,727	(25,385)	(609,727)

Dividends reinvested	198,277	4,847,877	1,283	31,511

Net decrease	(806,766)	$(19,732,601)	(32,859)	$(791,771)

For the year ended
August 31, 2009:

Shares sold	520,623	$9,904,266	41,869	$776,801

Shares repurchased	(3,302,539)	(66,100,471)	(47,039)	(948,121)

Shares converted from
Class B to Class A	108,713	2,312,463	(109,516)	(2,312,463)

Dividends reinvested	377,206	7,072,597	2,993	56,239

Net decrease	(2,295,997)	$(46,811,145)	(111,693)	$(2,427,544)

	Class C		Class Y

For the six months ended
February 28, 2010:	Shares	Amount	Shares	Amount

Shares sold	17,228	$415,961	7,246	$178,379

Shares repurchased	(501,727)	(12,065,546)	(398,490)	(9,861,348)

Dividends reinvested	61,468	1,482,603	33,446	827,781

Net decrease	(423,031)	$(10,166,982)	(357,798)	$(8,855,188)

For the year ended
August 31, 2009:

Shares sold	189,971	$3,660,633	82,723	$1,573,851

Shares repurchased	(1,341,513)	(26,739,224)	(261,699)	(5,399,921)

Dividends reinvested	108,165	2,001,045	60,219	1,141,753

Net decrease	(1,043,377)	$(21,077,546)	(118,757)	$(2,684,317)

Subsequent events
Management has evaluated the effect of subsequent events on the Fund’s financial statements through the date of issuance of the Fund’s financial statements. Management has determined that there are no material subsequent events that would require disclosure in or adjustment to the Fund’s financial statements.

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management,UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 7, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 7, 2010